                                                                   EXHIBIT 10.59



                          TELECOMMUNICATIONS AGREEMENT

This Telecommunications Agreement (this "Agreement") made effective as of _________ is between CapRock Communications Corp., a Texas corporation with its principal place of business at Two Galleria Tower, 13455 Noel Road, Suite 1925, LB 46, Dallas, Texas, 75240 ("CapRock") and a ________________, a ____________
corporation with its principal place of business at ________________
("Customer").

         WHEREAS, CapRock desires to provide telecommunications services and/or facilities (collectively, the "Services"), as described in the relevant Addendums attached hereto, to Customer; and

         WHEREAS, Customer desires to receive the Services, and has requested that CapRock provide the Services in accordance with the terms of this Agreement.

         NOW THEREFORE, in consideration of the mutual premises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agree as follows:

1. Services. CapRock agrees to furnish to Customer, and Customer agrees to accept, upon the terms and conditions set forth herein, the telecommunications services and/or the telecommunications facilities set forth in Addendum "A." All Addendums identified herein are incorporated by reference and specifically made a part of this Agreement.

2. Duration. This initial term of the Agreement shall be ________ years commencing on the earlier of the above date or the date Customer may begin receiving Services (the "Effective Date"). This Agreement shall automatically be renewed for additional successive one (1) year terms unless one party delivers written notice to the other party of an intent not to renew this Agreement at least sixty (60) days before the end of the initial term or any renewal term.

3. Minimum DS-1 Usage. Beginning with the next full calendar month following the Effective Date, Customer agrees to maintain a monthly dollar billing average per Committed DS-1, as indicated on Addendum "A" (the "Minimum Billing Amount") and a monthly average loading or traffic (the "Minimum Usage Amount") per Committed DS-1. CapRock reserves the right to refuse acceptance of DS-1's in excess of those required for minimum volume commitments as specified in Addendum "A." Further, CapRock reserves the right to cancel DS-1's with Customer with thirty (30) days notice if Customer fails to meet the specified usage minimums.

4. Rates. During the term of this Agreement, CapRock shall charge and Customer shall pay those charges specified in Addendum "A." CapRock reserves the right to adjust its charges at any time upon at least three (3) days prior written notification to Customer without requiring any other signatures of the parties hereto acknowledging and agreeing to the same.

5. Billings. Customer acknowledges that billings are processed monthly on a per call basis and that payment for the Services must be received by CapRock within fifteen (15) days of invoice date (which shall be the last day of the previous month's billing cycle) or 10 days after receipt of invoice, whichever is later, via wire transfer. All amounts which are due and payable to CapRock shall be paid when due notwithstanding any termination of this Agreement. If payment of charges is not received by CapRock within fifteen (15) days of any given month's invoice date, the delinquent balance shall accrue interest at the lesser of: (a) the rate of one and one-half percent (1 1/2%) per month; or (b) the highest rate allowed by applicable law. Customer also agrees that if it has not submitted properly executed Certificate(s) of Exemption for all applicable foreign, federal, state, county and local taxes and fees that CapRock will invoice Customer and Customer shall pay said taxes


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


and fees. Beginning with the fourth billing period, Customer will pay CapRock port charge of $500.00 per month per installed T-I circuit in addition to any usage charges unless either total dollar usage exceeds $50,000 multiplied by the number of T-1 digital circuits Customer has installed in order for CapRock to provide Services or total usage for the billing month is more than 100,000 minutes per said T-1 digital circuits, in which event the port charge shall be waived.

         If the parties hereunder are providing services to one another, the usage shall be understood and agreed to be offset on a daily basis. At the end of each calendar month, the party which has an accrued balance payable after such daily netting shall make payment to the other under the terms and conditions as set forth below.

         Should either party default in payment for services, then the defaulting party agrees that services provided to them may be terminated as provided in this agreement; and furthermore, the defaulting party further agrees to continue to provide services, payment for which shall be offset against the outstanding invoices, until all defaults are cured or offset.

6. Disputes. If Customer, in good faith, disputes any invoiced amount, Customer must notify CapRock, in writing, of such dispute within thirty (30) days of the date of such invoice. CapRock shall not be obligated to consider any Customer notice of invoice disputes which is received by CapRock more than thirty (30) days following the date of the invoice in question. If Customer fails to deliver written notice of any dispute within the described thirty (30) day period, then such charges shall be deemed valid and all such invoice disputes shall be deemed to have been waived by Customer. Notwithstanding any invoice dispute, Customer agrees to fully and timely pay all invoice amounts, pursuant to the terms of paragraph 5 above. Any amounts, which are determined to be in error, will be credited against the next periodic invoice. Any timely identified dispute which has not been resolved by the good faith efforts of the parties will be settled by binding arbitration conducted expeditiously in accordance with the commercial Arbitration Rules of the American Arbitration Association ("AAA Rules"), as amended by this Agreement and judgment upon the award rendered by the arbitrator(s) may be entered by any court with jurisdiction. The location of the arbitration shall be in Dallas, Texas. The cost of the arbitration, including fees and expenses of the arbitrator(s), shall be shared equally by the parties unless the arbitration award provides otherwise. Each party shall bear the cost of preparing and presenting its case. The arbitrator(s) are not empowered to award damages in excess of compensatory damages and each party irrevocably waives any damages in excess of compensatory damages.

7. Security. CapRock's obligation to provide Services is contingent upon credit approval by CapRock and Customer's acceptance of CapRock's initial and continuing credit approval procedures and policies. During the term of this Agreement, upon request by CapRock, Customer shall deliver current financial and usage information concerning Customer's operations. A cash deposit, irrevocable letter of credit and/or individual guaranty ("Deposit") or other form of security in form and amount acceptable to CapRock may be required by CapRock prior to commencement of Services. After the Effective Date, a Deposit or additional Deposit may also be required in form and amount acceptable to CapRock if, in CapRock's sole discretion, Customer's financial circumstances or payment history warrant or in light of Customer's actual usage when compared to projected usage levels upon which any initial security or assurance Deposit requirement was based. Such requests must be honored within five (5) business days, or CapRock may terminate this Agreement without liability. If this Agreement, or any of the Services provided herein, has been terminated, the Deposit shall be applied to all charges and other amounts then due CapRock. CapRock agrees to refund the excess portion of the Deposit, if any, within thirty (30) days following final settlement of Customer's account. The refunding or crediting of the Deposit in no way relieves Customer from complying with all terms and provisions contained in this Agreement or from tendering payments when due.

8. Taxes. Customer acknowledges and understands that the Rates and other non-recurring charges for the Services are exclusive of any applicable use, excise, gross receipts, sales, value-added and privilege taxes,


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



duties, fees or assessments (other than general income and real property taxes) which may be imposed by any government or governmental authority on the Services (collectively the "Taxes"). Such Taxes, if applicable, shall be listed as separate line items on CapRock's invoice and paid for by Customer. Customer agrees to indemnify and hold CapRock harmless from liability of any kind arising from Customer's failure to pay any applicable Taxes. Customer may provide CapRock with a valid tax exemption form under applicable law which may exempt Customer from the payment of certain Taxes that would otherwise be paid by Customer. Customer shall be responsible for all Taxes that are not lawfully covered by the tax exemption certificate filed with CapRock.

9. Termination. Except as otherwise provided herein, CapRock may terminate this Agreement or suspend any Service at any time without liability upon five
(5) days written notice to Customer of any breach of this Agreement. Notwithstanding the preceding, CapRock may terminate this Agreement upon forty-eight (48) hours notice upon the failure of Customer to timely pay for all charges (including transmission charges, service charges and monthly fixed charges, if any) billed to Customer. Such termination right of CapRock shall not be exclusive of other remedies available at law or equity for default of breach of this Agreement.

10. Remedies Upon Termination. Upon termination, in addition to other rights and remedies afforded CapRock hereunder or by law or equity, CapRock may terminate all Services provided to Customer hereunder -- and Customer shall pay to CapRock (a) all outstanding invoices; (b) all charges for Services incurred, whether or not such charges have been invoiced or whether or not fifteen (15) days have expired since the date of invoice; and (c) an amount equal to the Minimum Billing Amount times the number of Committed DS-1's times the remaining number of calendar months in the initial term or any renewal term.

11. Warranties. The quality of Services provided hereunder shall be consistent with industry standards, government regulations and sound business practices. CAPROCK MAKES NO OTHER REPRESENTATIONS OR WARRANTIES ABOUT THE SERVICES PROVIDED HEREUNDER, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR IN FACT, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Customer shall give written notice to CapRock of any deficiency in performance of the Services. CapRock shall have thirty (30) days after notice to cure any deficiency. If after the thirty (30) day period, and in the reasonable discretion of CapRock, CapRock fails to cure such deficiency, Customer may terminate the nonconforming Service(s).

12. Fraudulent Usage. Customer acknowledges and agrees that irrespective of the nature of usage of CapRock provided Services hereunder, that is to say whether or not usage is authorized or not, restitution in full shall be made to CapRock for all usage properly billable to Customer's account pursuant to the terms hereof; it being the express intention of the parties that Customer and not CapRock shall bear the risk of loss arising from any unauthorized or fraudulent procurement or consumption of the Services provided hereunder.

13. Damages. UNDER NO CIRCUMSTANCES SHALL CAPROCK BE LIABLE TO CUSTOMER OR ANY OF CUSTOMER'S CLIENTS FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH OR RELATED TO ANY OF THE SERVICES AND/OR FACILITIES PROVIDED PURSUANT TO THIS AGREEMENT, WHETHER OR NOT CAPROCK RECEIVES NOTICE OF ANY SUCH DAMAGES AND WHETHER OR NOT SUCH DAMAGES COULD HAVE BEEN FORESEEN.

14. Indemnity. Customer agrees to indemnify, defend (by counsel of CapRock's choosing), and hold harmless CapRock, and its officers, directors, shareholders and agents (the "CapRock Parties"), for any liability incurred or threatened to be incurred by the CapRock Parties to any third party as a result of the negligent


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



conduct, willful acts or omissions of Customer, its agents, servants, employees or any other parties over whom Customer exercises control. Such indemnification shall include, without limitation, any liability, including attorneys' fees and court costs, incurred or threatened to be incurred by CapRock as a result of any claim, demand, action, lawsuit or proceeding brought about by Customer's acts or omissions in connection with the transmission or republication of any material which is found to be defamatory in nature or involves the unauthorized use or infringement of a trademark, trade name, service mark, patent rights or similar data or information transmitted by Customer over CapRock's network.

15. Looping. Customer shall indemnify, defend and hold harmless CapRock from and against all costs, expenses, losses, damages, claims and actions of any kind arising from or related to any "looping" of calls back to CapRock (i.e., any Customer traffic that is routed by CapRock but ultimately returned to CapRock by Customer). In the event that any looping occurs, CapRock will identify the loop and, at CapRock's sole option, either remove the carrier in question from CapRock's routing or block the incoming traffic on a trunk group level by incoming exclusion. Once the looping problem has been resolved, CapRock will restore routing and notify Customer of the actions that have been taken.

16. Force Majeure. CapRock shall not be liable for any failure, interruption and/or diminution of Services in the event that such failure, interruption and/or diminution is the result of any fire, flood, epidemic, earthquake or any other act of God, explosion, strike or other disputes, riot or civil disturbance, war (whether declared or undeclared), armed conflict, any municipal ordinance, or state or federal law, governmental order or regulation, or order of any Court of competent jurisdiction, or other similar forces not within the control of CapRock.

17. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Customer shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of CapRock.

18. Confidentiality. Customer understands and agrees that the terms and conditions of this Agreement and all non-tariff documents referenced herein are confidential as between Customer and CapRock and shall not be disclosed by Customer to any party other than the professional advisors of Customer or as may be required by applicable law. Violation by Customer or its agents of the foregoing provision shall entitle CapRock, at its option, to immediately discontinue providing services and/or facilities to Customer.

19. Illegality. If any term or provision of this Agreement shall be found to be illegal or unenforceable, then, notwithstanding such illegality or unenforceabilty, this Agreement shall remain in full force and effect and such term or provision shall be deemed to be deleted. In addition, this Agreement shall be terminated upon the determination of a governmental entity having jurisdiction over the Services provided pursuant to this Agreement that the relationship of the parties, Services provided hereunder are contrary to existing law.

20. Waiver. No term or provision of this Agreement shall be deemed waived, and no breach or default shall be deemed excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. No consent by any party to, or waiver of, a breach or default by the other, whether express or implied, shall constitute a consent to, waiver of or excuse for, any different or subsequent breach or default.

21. Notice. All notices given hereunder and all payments to be made hereunder shall be sent to the addresses set forth on the signature page hereof, or at such other addresses as a party may designate in writing to the other party. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed to have been delivered on the date when hand delivered or three (3) days after deposit in the mail when sent by US Mail, postage prepaid, by certified mail, return receipt requested, or telegraphed and confirmed, or upon confirmation of sending when sent by fax, or on the day after being sent when sent by overnight delivery service.

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



22. Tariffs. The terms, conditions and rates specified in this Agreement are subject to all applicable tariffs (excluding CapRock Tariff F.C.C. No. 2) which may affect the services and/or facilities provided hereunder. Should a change in any rates specified herein become necessary due to changes in any applicable tariffs, CapRock shall give Customer at least three (3) days notice of said rate change.

23. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties hereto and supersedes all prior statements, representations, understandings or agreements of the parties with respect to the subject matter contained herein.

24. Amendment. Except as otherwise provided herein, including without limitation CapRock's ability to make rate changes as provided in paragraph 4 above, this Agreement shall not be amended, changed, modified, terminated or discharged in whole or in part except by an instrument in writing duly executed by CapRock and Customer or their successors or assigns.

25. Construction. The preparation of this Agreement by counsel for a given party shall not be material to the construction hereof, and the terms hereof shall not be strictly construed against such party. This Agreement is not intended to be, and shall not be construed to create a partnership, agency or joint venture between the parties, or result in a joint communications offering to the customers of either CapRock or Customer; provided, however, that, for the purpose of ordering telephone or other telecommunications services and/or facilities, CapRock may act as agent of Customer should the parties so agree in writing.

26. Attorneys' Fees. Except as provided otherwise herein, should it become necessary for either party to retain the services of any attorney to enforce its rights hereunder (including in-house counsel), and/or should any lawsuit be necessary to enforce said rights, then the prevailing party shall be entitled to receive reasonable attorneys' fees from the other party.

27. Headings/Counterparts The headings included herein are for convenience only and will not be considered for any purpose in construing this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original. It shall not be necessary in making proof of this Agreement to produce or account for more than one of such counterparts.

28. Governing Law. This Agreement is executed in Dallas, Texas and shall be governed by the laws of the State of Texas, with exclusive venue at Dallas, Dallas County, Texas.

29. Certification of Interstate/Intrastate Usage. For CapRock provided services traffic which originates in a given state and is delivered by a CapRock POP within that state to an IXC switch located in the same state, the Customer must provide CapRock with written certification of the percentage of interstate (including international) minutes of usage and the percentage of intrastate minutes of usage. Said certification must be provided for each IXC switch prior to utilization of each switch to receive or route such traffic. Customer may amend its certification at any time, and CapRock shall have the right to request re-certification at any time provided that such request shall not unilaterally be made more than once in any calendar quarter. Certifications amended voluntarily or pursuant to a request for re-certification shall be effective on the first day of the calendar month next following the expiration of a period of forty-five (45) days after such amendment or request for re-certification. If Customer fails to furnish adequate certification prior to utilization of an IXC switch for such traffic or in response to a request for re-certification, the minutes of use attributable to such traffic will be deemed to be intrastate and subject to the intrastate rates set forth herein. Customer agrees to cooperate at its own expense with any audit initiated by CapRock or required by a third party with respect to CapRock's interstate and intrastate minutes of traffic. Such cooperation shall include without limitation the provision of call detail records, billing records and other information to CapRock or to the auditing third party for the purpose of verifying Customer's interstate/intrastate traffic and the accuracy of Customer's certification with respect to same. Customer agrees to indemnify and reimburse CapRock for any liability or expense


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INITIALS - CAPROCK                                      INITIALS - CUSTOMER
incurred by CapRock due to a determination by audit that Customer's interstate/intrastate traffic is different than that set forth in its certification.

         IN WITNESS WHEREOF, the undersigned have set their hands.

        CAPROCK:                              CUSTOMER:

        CAPROCK COMMUNICATIONS CORP.          -------------------------------

        By:                                   By:
           -----------------------------         ----------------------------
        Name:                                 Name:
             ---------------------------           --------------------------
        Title:                                Title:
              --------------------------            -------------------------

        Address: Two Galleria Tower           Address:
                 13455 Noel Road                      -----------------------
                 Suite 1925, LB 46            -------------------------------
                 Dallas, Texas 75240          -------------------------------


        Date of Execution:                    Date of Execution:
                          --------------                        -------------







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



                                  ADDENDUM "A"
                  TELECOMMUNICATION SERVICES AND/OR FACILITIES

         This Addendum is hereby incorporated into the underlying Agreement as though an original part thereof.

Customer:
         -----------------------------------------------------------------

Address:
        ------------------------------------------------------------------

City:               State:                            Zip:
     ------------         -------------                   ----------------

Primary Account Contact:
                        ----------------------------------------
Phone No.                            Fax No.:
         ---------------------------          ------------------

Committed DS-1's:
                 ------------------------

Minimum Billing Amount per Committed DS-1:
                                          ------------------------

Minimum Usage Amount per Committed DS-1:
                                          ------------------------

(DETAIL OF OTHER TELECOMMUNICATIONS SERVICES/FACILITIES TO BE PROVIDED AND INITIAL RATES)



         IN WITNESS WHEREOF, the undersigned have set their hands.

        CAPROCK:                              CUSTOMER:

        CAPROCK COMMUNICATIONS CORP.          -------------------------------

        By:                                   By:
           -----------------------------         ----------------------------
        Name:                                 Name:
             ---------------------------           --------------------------
        Title:                                Title:
              --------------------------            -------------------------

        Address: Two Galleria Tower           Address:
                 13455 Noel Road                      -----------------------
                 Suite 1925, LB 46            -------------------------------
                 Dallas, Texas 75240          -------------------------------


        Date of Execution:                    Date of Execution:
                          ------------                          -----------







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



                                  ADDENDUM "B"
                              DEPOSIT REQUIREMENTS

         This Addendum is hereby incorporated into the underlying Agreement as though an original part thereof.

Deposit Requirements:
                                                 Amount
           Cash Deposit       No:     Yes:       $
                                 ---      ---     ----

           Letter of Credit:  No:     Yes:       $
                                 ---      ---     ----

           Guaranty:          No:     Yes:       Full
                                 ---      ---

         If a Cash Deposit, Letter of Credit and/or Guaranty of this account is required for initial credit review purposes, or if an additional Deposit is required during the term of this Agreement, Customer agrees to execute such documentation necessary to record, perfect and/or effect such instruments for the benefit of CapRock.


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
                      [CAPROCK COMMUNICATIONS LETTERHEAD]





UNIVERSAL CONNECTIVITY CHARGE EXEMPTION CERTIFICATION

Customer Name:                                              ("Customer")
              ----------------------------------------------
              (Full Legal Name)

Customer Address:
                 --------------------------------------------------------------

CUSTOMER submits this certification in support of its request for an exemption from the Universal Connectivity Charge as described in CapRock Communications' tariffs on file with the FCC.

         1. CUSTOMER is either a telecommunications carrier that provides interstate telecommunications service to the public for a fee on a common carrier basis, or a private service provider that offers interstate telecommunications service to others for a fee on a non-common carrier basis. CUSTOMER is required to contribute to the universal service support mechanisms pursuant to Section 254 of the Communications Act (47 U.S.C. Section 254) and F.C.C. Rules and Orders issued to implement Section 254 (including the Universal Service Fund Order, CC Docket No. 96-45, FCC 97-157, released on May 8, 1997).

         2. CUSTOMER has filed with the FCC a completed and signed copy of FCC Form 457 - Universal Service Worksheet, a copy of which completed form (with any confidential information blacked-out or erased) is attached hereto as Attachment 2. The revenue information filed with such form incorporates and reflects all revenue received by Customer in connection with the resale of the Resold Services to CUSTOMER's end users.

         3. CUSTOMER acknowledges that CUSTOMER will be subject to Subscriber Charges under CapRock Communications' Tariff with respect to any purchase of CapRock Communications' services that do not constitute Resold Services.

         4. If CapRock Communications waives the Universal Connectivity Charge for CUSTOMER (in whole or in part) based on the information provided by CUSTOMER in this Certification, and CapRock Communications thereafter determines that inaccuracy in the information provided by CUSTOMER resulted in a waiver of the Universal Connectivity Charge with respect to charges that constitute CapRock Communications end-user revenues, then CapRock Communications may bill CUSTOMER for the amount of the Universal Connectivity Charge that was waived as a result of such inaccuracy.

         5. CUSTOMER understands that its obligation to contribute to the universal service support mechanisms is a legal obligation arising under Section 254 of the Communications Act (47 U.S.C. Section 254) and F.C.C. Rules and Orders issued to implement Section 254. The extent of obligation to pay the Universal Connectivity Charge to CapRock Communications, or any waiver of that charge by CapRock Communications. CapRock Communications' waiver determination will be based on the information provided by CUSTOMER in this Certification. In the event that CUSTOMER fails to provide accurate or timely information to CapRock Communications, CUSTOMER may be liable to both CapRock Communications for the Universal Connectivity Charge and to the Universal Service Administrator for its contribution to the universal service support mechanism.


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



         6. CapRock Communications may require CUSTOMER to provide an updated version of this Certification to CapRock Communications on a semi-annual basis, by October 14 and April 14 of each year in which the CUSTOMER files a Form 457.

         7. CapRock Communications may provide a copy of this Certification to the Universal Service Administrator and/or the F.C.C. If CapRock Communications does so, it will request confidential treatment of the Certification.

         8. CUSTOMER hereby agrees to indemnify, defend and hold harmless CapRock Communications, its parents, affiliates, and subsidiaries ("indemnified parties") from any claims, losses, liabilities, fines, penalties, or charges relating to the USF or related access charges which may be imposed upon such indemnified parties or which they may incur with respect to the sale of Resold Services to Customer, as a result CapRock Communications' acceptance of an reliance upon this Certificate.

         9. The undersigned individual is authorized by CUSTOMER to make this Certification on its behalf.


CUSTOMER:
         -----------------------------------------------------------------------

BY:
         -----------------------------------------------------------------------
         (signature)

         -----------------------------------------------------------------------
         (Print or type name)

TITLE:
      --------------------------------------------------------------------------

DATE:
      --------------------------------------------------------------------------

RETURN COMPLETED FORM TO:
                          CapRock Communications Corp.
                          Two Galleria Tower
                          13455 Noel Road, Suite 1925
                          LB 46
                          Dallas, Texas 75240

                          Or Fax to:
                          (972) 788-4243


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


                          CERTIFICATE OF EXEMPTION FROM
                      FEDERAL EXCISE TAX ON COMMUNICATIONS
                             SERVICES AND FACILITIES

The undersigned hereby certifies that the services furnished by CapRock Communications Corp. are exempt from the Federal Excise Tax on communications services and facilities because the organization is exempt under Internal Revenue Code 4253 as marked below. At such time when the claimed status no longer applies, written notice of recession will be submitted.

( ) A nonprofit hospital referred to in Internal Revenue Code Section 170(b)(1)(A)(iii) which is exempt from income tax under Section 501(a).

( ) A nonprofit educational organization described in Internal Revenue Code
Section 170(b)(1)(A)(ii) which is exempt from income tax under Section
501(a).

( ) The government of the United States, or the government of any state or its political subdivisions or the District of Columbia.

( ) An international organization described in Internal Revenue Code Section 4253(b).

( ) The service will be used exclusively in the rendering of a communications service upon which tax is imposed by Internal Revenue Code Section 4251. It is understood that no tax will be collected by CapRock Communications Corp. on charges for said services and that it will be the responsibility of the undersigned to collect such tax as may be due from its customers.

( ) Common carriers and communications companies. Certain communications facilities used by common carriers and telephone companies. A common carrier is one holding itself out to the public as engaged in the business of transportation of persons or property from place to place for compensation, offering its services to the public generally.

Exempt status effective as of                                .
                             --------------------------------

ANY MODIFICATIONS TO THE ABOVE WILL RENDER THIS CERTIFICATE NULL AND VOID.

Organization:
             -------------------------------------------------------------------
Account Number(s):
                  --------------------------------------------------------------
Federal Tax ID:
               -----------------------------------------------------------------
By (Signature):
               -----------------------------------------------------------------
Title:
      --------------------------------------------------------------------------

***All information requested must be furnished for this certificate to be valid***


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INITIALS - CAPROCK                                      INITIALS - CUSTOMER